EXHIBIT 32
CERTIFICATION
In connection with the Annual Report of Ryder System, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert E. Sanchez, President and Chief Executive Officer of the Company, and Cristina Gallo-Aquino, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT E. SANCHEZ
Robert E. Sanchez Chair and Chief Executive Officer
February 12, 2025

/s/ CRISTINA GALLO-AQUINO
Cristina Gallo-Aquino Executive Vice President and Chief Financial Officer
February 12, 2025